UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMC ENTERTAINMENT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AMC ENTERTAINMENT HOLDINGS, INC. ONE AMC WAY 11500 ASH STREET LEAWOOD, KS 66211 ATTN: LEGAL DEPARTMENT Your Vote Counts! AMC ENTERTAINMENT HOLDINGS, INC. 2021 Annual Meeting Vote by May 3, 2021 11:59 PM ET D36297-P52723 You invested in AMC ENTERTAINMENT HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 4, 2021 2:00 p.m. (Central Time) AMC Theatre Support Center One AMC Way 11500 Ash Street Leawood, Kansas 66211 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items To approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the total number of shares of Class A Common Stock (par value $0.01 per share) the Company shall have the authority to issue by 500,000,000 shares to a total of 1,024,173,073 shares of Class A Common Stock (“Proposal 1”). To elect to our Board of Directors, the following nominees, for terms expiring at the 2024 Annual Meeting: Nominees: 2a. Mr. Philip Lader 2b. Mr. Gary F. Locke 2c. Mr. Adam J. Sussman To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021 (“Proposal 3”). To conduct a non binding advisory vote to approve the compensation of named executive officers (“Proposal 4”). To approve an amendment to our 2013 Equity Incentive Plan (the “EIP”) to (i) increase the total number of shares subject to the EIP to 35,000,000 shares of Class A Common Stock, (ii) revise the share replenishment provision and (iii) eliminate the mandatory expiration of the EIP (“Proposal 5”). To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the proposals (“Proposal 6”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D36298-P52723